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                                                                      Exhibit 32

                                  CERTIFICATION

      Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that (1) this Quarterly Report of EDO Corporation (the "Company") on Form 10-Q for the quarter ended September 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ JAMES M. SMITH
                                                -----------------------
                                                James M. Smith
                                                Chief Executive Officer
                                                October 29, 2004

                                                /s/ FREDERIC B. BASSETT
                                                -----------------------
                                                Frederic B. Bassett
                                                Chief Financial Officer
                                                October 29, 2004